                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-12

                                     ILINC
                              COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)      Total fee paid:

--------------------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

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

                                     iLinc
                                 COMMUNICATIONS

                       2999 NORTH 44TH STREET, SUITE, 650
                             PHOENIX, ARIZONA 85018

                                                                    July 3, 2008

TO THE STOCKHOLDERS OF iLINC COMMUNICATIONS, INC.:

You are cordially invited to attend the 2008 annual meeting of stockholders of iLinc Communications, Inc., to be held on August 15, 2008, at 9:00 a.m., local time, at our offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018.

All shares represented by properly executed proxies will be voted in accordance with the specifications on the proxy. If no specification is made, proxies will be voted for approval of the proposals. Detailed information concerning the proposals are set forth in the proxy statement which we urge you to read carefully. Please read the 2008 Annual Report to stockholders and Proxy Statement and take the time to vote. If you attend the annual meeting having already submitted the proxy card, you may withdraw your proxy and vote your shares in person. Your vote is important so please take the time to vote.

Sincerely,


/s/ James M. Powers, Jr.
------------------------
Chairman of the Board
and Chief Executive Officer
                           iLINC COMMUNICATIONS, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018

                           _________________________

                        NOTICE OF 2008 ANNUAL MEETING OF
                                  STOCKHOLDERS
                           TO BE HELD AUGUST 15, 2008
                           _________________________


TO OUR STOCKHOLDERS:

The 2008 annual meeting of stockholders of iLinc Communications, Inc. will be held on August 15, 2008, at 9:00 a.m., local time, at our offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, for the following purposes:

         (1) To re-elect two Class A directors to serve for a term of three years and until their successors are duly elected and qualified;

         (2) To consider and vote for a proposal to ratify the appointment of Moss Adams LLP, as our Independent Registered Public Accounting Firm for fiscal year ending March 31, 2009; and

         (3) To consider such other matters as may properly come before the annual meeting and at any and all adjournments or postponements thereof.

Only stockholders of record at the close of business on June 23, 2008 are entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY.

WE HAVE ELECTED THIS YEAR TO PROVIDE ACCESS TO OUR PROXY MATERIALS AND ANNUAL REPORT BY ELECTRONIC MEANS, AND THEREFORE YOU SHOULD HAVE RECEIVED IN THE MAIL A NOTICE OF THE MEETING WITH INSTRUCTIONS FOR VOTING ONLINE OR BY PHONE. INSTRUCTIONS FOR REQUESTING PRINTED COPIES OF THE PROXY MATERIALS ARE ALSO SET FORTH ON THE NOTICE.

YOU MAY VOTE YOUR SHARES VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE NOTICE. IF YOU ELECTED TO RECEIVE A PAPER COPY OF THE PROXY CARD AND PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU MAY EITHER BY SIGNING, DATING AND SUBMITTING YOUR PROXY CARD AND RETURNING IT BY MAIL IN THE ENVELOPE PROVIDED OR MAY ALTERNATIVELY VOTE BY INTERNET OR TELEPHONE. INSTRUCTIONS REGARDING ALL THREE METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD.

If you attend the meeting, you may revoke your proxy and vote your shares in person. The proxy statement accompanies this notice.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ James M. Powers, Jr.
                               ------------------------
                               James M. Powers, Jr.
                               Chairman of the Board and Chief Executive Officer

Phoenix, Arizona
July 3, 2008
                           iLINC COMMUNICATIONS, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018

                                 PROXY STATEMENT

                   ELECTRONIC DELIVERY OF THIS PROXY STATEMENT

We have implemented the Securities and Exchange Commission's new "E-Proxy Rules" and decided to use what is known as the "Electronic Notice and Access Option." We believe this new E-Proxy process will expedite stockholders' receipt of proxy materials, lower our printing and delivery costs, and help the environment. Under the new procedures, unless a stockholder previously requested paper copy delivery of this proxy statement and our Annual Report on Form 10-K, all stockholders are being mailed a Notice of Internet Availability of Proxy Materials (the "Notice") regarding the Internet availability of proxy materials, including this proxy statement and Annual Report on Form 10-K. The notice contains instructions on how to access these proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials.

In the case of stockholders previously requesting paper copies, the Notice (and paper copies of the proxy statement and Annual Report on Form 10-K) are being mailed on July 3, 2008. The Notice contains information on how to access this proxy statement and our Annual Report on Form 10-K via the Internet and how to vote. If you received this Notice and wish to receive a printed copy of our proxy materials, please follow the instructions in the Notice for requesting such materials. But please access the materials online if possible to help us reduce costs.


                               GENERAL INFORMATION

The proxy is solicited by and on behalf of the Board of Directors of iLinc Communications, Inc. for use at our 2008 annual meeting of stockholders to be held at 9:00 a.m., local time, on August 15, 2008, at 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being provided (i.e., made available electronically online) to our stockholders on or about July 3, 2008.

We are also providing our 2008 Annual Report and Form 10-K to stockholders online via electronic notice and access, including consolidated financial statements, simultaneously with this Proxy Statement to all our stockholders of record as of the close of business on June 23, 2008. That annual report does not constitute a part of this proxy solicitation material.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

HOW TO VOTE

You may vote by proxy or in person at the meeting. To vote by proxy, you may use one of the following methods.

     1. By Internet - You can vote your shares via the Internet. Submit proxies over the Internet by following the instructions set forth on the Notice (or your proxy card if you received printed proxy materials). The Website for Internet voting is shown on your Notice (or your proxy card if you received printed proxy materials). Internet voting is available 24 hours a day, seven days a week. You will have the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do NOT need to return your proxy

     2. By Telephone - You can vote your shares by telephone by calling the toll-free telephone number shown on our Internet voting website (or on your proxy card if you received printed proxy materials). Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the stockholder by using individual control numbers which are set forth in your Notice (or your proxy card if you received printed proxy materials). If you vote by telephone, you do NOT need to return your proxy card.

     3. By Mail - If you wish to vote by mail, you will need to request a printed copy of our proxy materials, which will include a paper proxy card. Instructions for obtaining such materials are on your Notice. Simply mark your proxy card, date and sign it, and return it in the postage-paid, pre-addressed envelope provided.

WHO CAN VOTE

All voting rights are vested exclusively in the holders of our common stock. Each share of our common stock is entitled to one vote. Cumulative voting in the election of our directors is not permitted. Holders of a majority of shares entitled to vote at the annual meeting, when present in person or by proxy, constitute a quorum. On June 23, 2008, the record date for stockholders entitled to vote at the annual meeting, 34,623,816 shares of our common stock were issued and outstanding.

COUNTING THE VOTE

Proxies will be effective if properly executed and submitted prior to the annual meeting as discussed above. Our common stock represented by each effective proxy will be voted at the annual meeting in accordance with the instruction on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted (a) FOR election of the two nominees named in the proxy as the Class A directors; (b) FOR ratification of the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for fiscal year 2009; and (c) as to any other matters of business which properly come before the annual meeting, by the named proxies at their discretion.

Any stockholder, who is a stockholder of record, executing and submitting their proxy, (whether online electronically, by telephone or by paper ballot) may revoke it at any time before it is voted by timely delivery of written notice of the revocation to us, by attending the annual meeting in person and giving the inspector of elections notice that you intend to vote your shares in person or by submitting another valid proxy bearing a later date. For shares you hold beneficially in the name of a broker, trustee or other nominee, you may revoke your proxy by contacting your broker, trustee or other nominee or change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Unless a quorum is present at our annual meeting, no action may be taken at the meeting except the adjournment thereof until a later time. The presence, in person or by proxy, of holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting are necessary to constitute a quorum. The inspector of elections appointed for the annual meeting will determine the number of shares of our common stock present at the meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots.

If a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to our Board of Directors. Votes marked "For" the election of directors will be counted in favor of the nominees, except to the extent the proxy withholds authority to vote for a specified nominee. Votes "Withheld" from a nominee also have no effect on the vote since a plurality of the votes cast at the annual meeting is required for the election of each nominee. With respect to the proposal to ratify the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for fiscal year 2009, the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting is required. With respect to any other matter which may properly come before the annual meeting, unless a greater number of votes is required by law or by our restated certificate of incorporation, a matter will be approved by the stockholders if the votes cast in favor of the matter exceed the votes cast in opposition.

Shares that are represented at the annual meeting but abstain from voting on any or all matters and "broker non-votes" (shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote) will be counted as shares present and entitled to vote in determining the presence or absence of a quorum. Stockholders may not abstain from voting with respect to the election of directors. Because the election of directors is a routine matter for which specific instructions from beneficial owners will not be required, "broker non-votes" will not arise in the context of the election of directors. Abstentions and broker non-votes which may be specified on the proposal to ratify the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for fiscal year 2009, will have the same effect as a vote against that proposal.

We will pay the cost of soliciting proxies in the accompanying form. We have retained the services of Broadridge Financial Solutions, Inc. as agent for the Company to assist in distributing and making available electronically our proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $15,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by our officers and other regular employees by telephone, fax, email or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

Our restated certificate of incorporation provides for the classification of our Board of Directors into three classes. The term of office of the Class A directors expires at this annual meeting of our stockholders; the term of office of the Class B directors expires at our 2009 annual meeting of stockholders and the term of office of the Class C director expires at our 2010 annual meeting of stockholders. Two Class A nominees are nominated to be re-elected at this annual meeting to serve for a three-year term to last until the 2011 annual meeting of stockholders and until their successors are duly elected and have been qualified. The nominees for Class A director will be elected by a plurality of the votes cast, assuming a quorum is present at the annual meeting. Votes marked "For" the election of directors will be counted in favor of all nominees, except to the extent the proxy withholds authority to vote for a specified nominee. Votes "Withheld" from a nominee also have no effect on the vote since a plurality of the votes cast at the annual meeting is required for the election of each nominee. Stockholders may not abstain from voting with respect to the election of directors. Because the election of directors is a routine matter for which specific instructions from beneficial owners will not be required, "broker non-votes" will not arise in the context of the election of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the proxy will vote the shares represented by such proxy for the election of the nominees for director named below. If, at the time of the annual meeting, the nominees shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. Management is currently unaware of any circumstances likely to render the nominees unavailable for election or unable to serve.

NOMINEE FOR ELECTION AT THE ANNUAL MEETING

The persons named below have been nominated to be elected at this annual meeting to serve as Class A directors for a three-year term to last until the 2011 annual meeting of stockholders and until their successors are duly elected and have been qualified.

                                                                                                             DIRECTOR
 NAME                         AGE     POSITION                                     CLASS - TERM               SINCE
 ----                         ---     --------                                     ------------               -----
 James M. Powers, Jr.          52     Chairman of the Board, President        Class A - Expires 2008           1998
                                      and Chief Executive Officer
 Michael T. Flynn              59     Director                                Class A - Expires 2008           2007

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINATED DIRECTORS. PROXIES SOLICITED AND GATHERED BY THE BOARD WILL BE VOTED IN FAVOR OF THE NOMINEES UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CONTINUING DIRECTORS

The persons named below will continue to serve as our directors until the annual meeting of our stockholders in the year indicated below and until their successors are elected and take office. Stockholders are not voting on the election of the Class B and Class C directors. The following table shows the names, ages and positions of each continuing director.

                                                                        DIRECTOR
NAME                     AGE     POSITION          CLASS - TERM          SINCE
----                     ---     --------          ------------          -----
James H. Collins          61     Director     Class B - Expires 2009      2000
Daniel T. Robinson, Jr.   48     Director     Class B - Expires 2009      2000
Kent Petzold              61     Director     Class C - Expires 2010      2003

The following table sets forth certain information concerning our directors, nominees to become a director and executive officers (ages are as of July 3, 2008):

NAME                        MUNICIPALITY OF RESIDENCE         AGE     POSITION
----                        -------------------------         ---     --------
James M. Powers, Jr.               Phoenix, AZ                 52     Current Chairman of the Board, President, Chief Executive
                                                                      Officer and Director Nominee
James H. Collins                  San Diego, CA                61     Current Director
Daniel T. Robinson, Jr.            Memphis, TN                 48     Current Director
Kent Petzold                      Scottsdale, AZ               61     Current Director
Michael T. Flynn (1)                Destin, FL                 59     Current Director and Director Nominee (1)
Craig W. Stull (2)                Scottsdale, AZ               57     Prior Director (2)
James L. Dunn, Jr.                 Houston, TX                 46     Sr. Vice President, Chief Financial Officer, General Counsel

(1) Michael T. Flynn became a director and was appointed to our Audit Committee and Compensation Committee on July 1, 2007 by nomination and election of our Board upon the resignation of Mr. Stull. Mr. Flynn served the remainder of Mr. Stull's term that expires at our annual meeting of stockholders in 2008.

(2) Craig W. Stull served since 2004 and was a Director during fiscal 2008. He resigned from our Board and our Audit Committee and Compensation Committee effective July 1, 2007.

DR. JAMES M. POWERS, JR. has served as Chairman, President and Chief Executive Officer of iLinc Communications since December 1998. Powers is responsible for overall business strategies and vision, helping position the company as one of the top Web conferencing and collaboration software available, particularly for industries that rely on high-level security and scalability. Under his direction, iLinc has become recognized as a leading player in the Web conferencing space. Prior to joining iLinc, Powers was Co-Founder and Chairman of Clearidge, Inc., a privately held bottled water company in Nashville, Tenn. from 1993 to 1999. He led Clearidge through 13 acquisitions over three years to become one of the largest, independent bottlers in the Southeast. Powers was also a Founder and Director of a company that managed a chain of 50 restaurants in the Southeast that was sold in 2005. Powers received a Doctorate of Dental Surgery Degree from The University of Tennessee and received an MBA from Vanderbilt University's Owen Graduate School of Management.

JAMES H. COLLINS has served as a corporate executive in financial/operational management for over 20 years completing twelve corporate turnarounds/ restructurings and start-ups, served as an investment banker for 10 years in the public/private capital markets, and served five years with an international accounting firm. Mr. Collins is Chief Executive Officer of Janus Health, Inc., an information technology and services company to physicians and medical groups providing in-home care. He has been Managing Partner of Collins & Company, a financial consulting firm since 2000. He was Managing Director of AFS Industries, Inc. from 2002 to 2004. Previously, he was the Chairman and Chief Executive Officer of Vindrauga Corporation, a private equity and financial services firm and from 1998 until 2000, Mr. Collins served as President, Chief Operating Officer, Chief Financial Officer, and Director of Scripps Clinic, La Jolla, California. Industry experience includes technology, healthcare, consumer electronics, financial services, food products, retailing, real estate, construction, entertainment, and gaming. He serves as a Director of Girl Scouts, San Diego-Imperial Council, Inc. Mr. Collins is a Certified Public Accountant and a NASD General Securities Principal. He received a BS and MBA degrees from the University of Southern California.

MICHAEL T. FLYNN joined the iLinc Board of Directors in June 2007. He most recently served as a Director of WebEx (Nasdaq: WEBX) from January 2004 until May 2007. Flynn has over 36 years of telecommunications experience in the wireline, wireless, long distance and competitive local exchange telecommunications services and equipment sectors with Southwestern Bell Telephone, SBC, AT&T, Bell Communications Research, Inc. and Alltel. Flynn currently serves on the Board of Directors of Airspan Networks, a worldwide wireless broadband equipment manufacturer; Equity Media Holdings Corporation, a media company managing television stations and broadcast programming services; GENBAND, a privately held provider of VOIP infrastructure solutions; and Calix, a privately held manufacturer of broadband access platforms. Flynn holds a BS degree in Industrial Engineering from Texas A&M University.

DANIEL T. ROBINSON, JR. has been a member of the Bogatin Law Firm, PLC in Memphis, Tenn. since September 2000. Mr. Robinson was previously with the Glankler Brown law firm in Memphis, Tenn. He is also an investor and advisor in a number of private ventures, acting as an officer and director in several businesses. When not in private law practice, Mr. Robinson acted as a principal and manager in a number of private equity ventures. Mr. Robinson holds a BA in Finance, an MBA and J.D. from the University of Memphis. He is a member of the Memphis and Tennessee Bar Associations.

KENT PETZOLD is a Senior Managing Director with Alare Capital Partners, LLC, providing investment banking and strategic advisory services primarily to companies in the southwest U.S. Since 2001 Mr. Petzold has been a principal of AZ Ventures, LLC, the general partner of Arris Ventures, LLC, a venture capital firm. From 1998 thru 2001, he was Chairman and Chief Executive Officer of

Cyclone Commerce, Inc., a provider of supply chain management software. Mr. Petzold has held positions in several public software companies, including President and Chief Executive Officer of Novadigm, Inc., (NASD:NVDM) which provided digital assets management. He served as a Director of Novadigm until its acquisition by Hewlett Packard in 2004. He was Senior Vice President and General Manager of the $165 million Systems Software Division of Pansophic Systems, Inc., a NYSE software company that was acquired by Computer Associates, Inc. He also served as President and Chief Executive Officer of privately held Viasoft, Inc. Mr. Petzold is a Director of Xenos Group, Inc. (TSE:XNS), JRiver, Inc., Valley Capital Bank, NA, and Precept Ministries International. He is on the Advisory Boards of Arizona State University's College of Engineering and Computer Science and the state board of the Fellowship of Christian Athletes. Mr. Petzold holds a B.A. in Management from the University of Texas.

CRAIG W. STULL is the Founder and Chief Executive Officer of Pragmatic Marketing, Inc., an INC 500 company which he founded in 1993 to provide product marketing training and consulting to firms by focusing on strategic, market-driven techniques. He specializes in product roll-outs, turnarounds, positioning, naming, and prospect need identification. Prior to 1993, Mr. Stull was Vice President of Product Marketing, responsible for distributed systems products at Legent Corporation, a $500 million, multi-platform software vendor. Mr. Stull has also held the position of Vice President of Marketing at Viasoft, a provider of COBOL code analysis, testing, and re-engineering tools based in Phoenix, Arizona. Prior to Viasoft, Mr. Stull was Vice President of Marketing at UCCEL in Dallas, Texas. He has eighteen years of software product marketing experience, six years of exceptionally successful software sales experience and eight years technical experience in operations and systems programming. This unique combination of sales, marketing, and technical experience gives him sensitivity to all aspects of software marketing. Mr. Stull holds a BSBA from Roger Williams University.

JAMES L. DUNN, JR. assisted with the formation of the Company and was an integral part of the Company's initial public offering. Dunn has over 20 years of experience in finance, law, business and technology. As Chief Financial Officer, Dunn is responsible for leading financial initiatives and corporate strategy for iLinc. Since the Company's inception, Dunn has been responsible for all corporate development activities, including the acquisition of its Web conferencing and audio conferencing assets. Dunn also serves as General Counsel for iLinc, a role he assumed in March of 2000. In this role, he managed the legal transition of iLinc from its legacy business beginnings to its current Web and audio conferencing focus. He holds a law degree from Southern Methodist University School of Law and a B.A. in business administration - accounting from Texas A & M University.


                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

The Audit Committee assists the Board of Directors in its oversight responsibilities and, in particular, is responsible for (1) monitoring the integrity of our financial statements, financial reporting processes and systems of internal control regarding finance, accounting and legal compliance, (2) selecting and appointing our independent registered public accounting firm and monitoring their independence and performance, pre-approving all audit and permissible non-audit services to be provided, consistent with all applicable laws, to us by our independent registered public accounting firm, and establishing the fees and other compensation to be paid to the independent registered public accounting firm, and (3) establishing procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submission by our employees, regarding accounting, internal control over financial reporting or audit related matters.

Management is responsible for our financial reporting process, including its system of internal controls over financial reporting, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are independent and are not employees of the Company. The members of the Audit Committee are not and do not represent themselves to be, or to serve as, accountants or auditors by profession. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on our financial statements.

      1. The Audit Committee has reviewed and discussed the audited financial statements with management.

      2. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

      3. The Audit Committee has received disclosures from the Company's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with our independent registered public accounting firm their independence.

      4. Based on the review and discussion referred to above and in paragraphs
         (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for fiscal year ended March 31, 2008, for filing with the SEC.

This report is submitted by the members of the Audit Committee.

James H. Collins, Chairman
Kent Petzold
Michael T. Flynn


       PROPOSAL TWO: APPROVAL AND RATIFICATION OF INDEPENDENT ACCOUNTANTS

Our Audit Committee and Board of Directors participated in and approved the decision to engage Moss Adams LLP (formerly Epstein, Weber & Conover, PLC) as our Independent Registered Public Accounting Firm. Epstein, Weber & Conover, PLC merged into Moss Adams LLP in January of 2007. Epstein, Weber & Conover, PL audited our financial statements for the fiscal years ended March 31, 2005 and March 31, 2006. Epstein, Weber & Conover, PLC merged into Moss Adams LLP who audited our financial statements for the fiscal years ended March 31, 2007 and March 31, 2008. The Audit Committee and the Board of Directors unanimously recommends that stockholders vote to ratify the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for fiscal year 2009.

VOTE REQUIRED

If a quorum is present, the affirmative vote of the holders of a majority of the shares present or represented at the meeting and entitled to vote is needed to ratify the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for fiscal year 2009. Votes marked "For" proposal two will be counted in favor of ratification of the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for fiscal year 2009. An "Abstention" with respect to proposal two will not be voted on that item, although it will be counted for purposes of determining the number of shares represented and entitled to vote. Accordingly, an "Abstention" will have the effect of a vote "Against" proposal two. Neither stockholder approval nor ratification of the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for fiscal year 2009 is required by our bylaws or otherwise. However, the Board of Directors is submitting proposal two to the stockholders for ratification. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether it is appropriate to select a different independent registered public accounting firm. In such event, the Audit Committee may retain Moss Adams LLP notwithstanding the fact that the stockholders did not ratify the appointment, or may select another Independent Registered Public Accounting Firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our stockholders.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

AUDIT AND NON-AUDIT FEES

The following table sets forth the aggregate fees for professional services rendered to the Company by our principal auditors, Moss Adams LLP, for the years ended March 31, 2008 and 2007, respectively were as follows:

         SERVICES PROVIDED                      2008             2007
                                              --------         --------
         Audit Fees                           $118,100         $ 80,780
         Audit Related Fees                         --               --
         All Other Fees                       $  4,000            9,050
                                              --------         --------
              Total                           $122,100         $ 89,830
                                              ========         ========

AUDIT FEES

Audit fees were for the audit of the Company's consolidated financial statements and reviews of the Company's interim consolidated financial statements included in the Company's annual and quarterly reports, and for services provided with respect to the Company's other regulatory filings.

AUDIT RELATED FEES

The aggregate fees billed for the years ended March 31, 2008 and 2007 were primarily for services provided for review and consultation on acquisition, capital raising and tender offer transactions.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and permissible non-audit services to us. Under these procedures, the Audit Committee pre-approves all audit and permissible non-audit services to be provided by its independent registered public accounting firm and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of the independent registered public accounting firm's independence, including compliance with SEC rules and regulations. One hundred percent of all services provided by our independent registered public accounting firm in fiscal year ended March 31, 2008 and fiscal year ended March 31, 2007 were pre-approved by the Audit Committee in accordance with this policy.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table shows, as of June 23, 2008, the "beneficial ownership" of our common stock based upon information received from the persons concerned of
(i) each of our directors and the nominees to become a director, (ii) each of our named executive officers, (iii) all of our executive officers and directors as a group and (iv) each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding common stock. Except as otherwise indicated, the beneficial owners named in the table below have sole voting and investment power with respect to all shares of capital stock held by them, and the address of each person in the table is c/o iLinc Communications, Inc., 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018 unless otherwise indicated.

                                                                   PERCENT OF
                                                                     SHARES            SHARES
                                                                  BENEFICIALLY      BENEFICIALLY
NAME                                                                OWNED (1)          OWNED
------------------------------------------------------------    ---------------    ---------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
James M. Powers, Jr.                                                    5.6%        1,996,495 (2)
James L. Dunn, Jr.                                                      1.3%          456,715 (3)
Gary Moulton                                                            3.3%        1,128,884 (4)
Jason Walker                                                               *          117,499 (5)
James H. Collins                                                           *          165,000 (6)
Daniel T. Robinson, Jr.                                                    *          181,307 (7)
Kent Petzold                                                            1.2%          433,460 (8)
Craig W. Stull                                                             *           55,000 (9)
Michael T. Flynn                                                           *           18,000 (10)
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP  (9 PERSONS)           12.2%        4,552,360

------------------------------------------------------------
5% STOCKHOLDERS:
Renaissance Capital Growth and Income Fund III, Inc.                    1.5%          523,266 (11), (12), (13)
Renaissance U.S. Growth and Income Trust PLC                            2.8%        1,000,001 (11), (12), (13), (14)
US Special Opportunities Trust PLC                                      4.0%        1,399,999 (11), (12), (13)
Herald Investment Trust PLC                                             7.8%        2,702,703 (15)
Benjamin James Taylor and Diane Wong Shoda and Sophrosyne               6.9%        2,385,181 (16)
Technology Fund, Ltd.

---------------

   * LESS THAN 1%.
(1) CALCULATIONS ARE MADE IN ACCORDANCE WITH RULE 13D-3 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. IN DETERMINING THE PERCENT OF OUTSTANDING COMMON STOCK BENEFICIALLY OWNED BY A PERSON, (A) THE NUMERATOR IS THE NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED BY THE PERSON, INCLUDING SHARES THE BENEFICIAL OWNERSHIP OF WHICH MAY BE ACQUIRED WITHIN 60 DAYS UPON THE EXERCISE OF OPTIONS OR WARRANTS OR CONVERSION OF CONVERTIBLE SECURITIES, AND
    (B) THE DENOMINATOR IS THE TOTAL OF (I) THE 34,623,816 SHARES IN THE AGGREGATE OF COMMON STOCK OUTSTANDING ON JUNE 23, 2008 AND (II) ANY SHARES OF COMMON STOCK WHICH THE PERSON HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS UPON THE EXERCISE OF OPTIONS OR WARRANTS OR CONVERSION OF CONVERTIBLE SECURITIES. NEITHER THE NUMERATOR NOR THE DENOMINATOR INCLUDES SHARES WHICH MAY BE ISSUED UPON THE EXERCISE OF ANY OTHER OPTIONS OR WARRANTS OR THE CONVERSION OF ANY CONVERTIBLE SECURITIES OF ANY OTHER PERSON.

(2) INCLUDES 362,724 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST WITHIN 60 DAYS OF THE RECORD DATE AND 50,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF CONVERTIBLE NOTES PURCHASED IN MARCH 2008.

(3) INCLUDES 253,690 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST WITHIN 60 DAYS OF THE RECORD DATE.

(4) INCLUDES 37,082 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST WITHIN 60 DAYS OF THE RECORD DATE.

(5) INCLUDES 57,499 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST WITHIN 60 DAYS OF THE RECORD DATE.

(6) INCLUDES 130,000 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST WITHIN 60 DAYS OF THE RECORD DATE AND A TOTAL OF 25,000 SHARES THAT MAY BE ISSUED UPON THE CONVERSION OF A CONVERTIBLE NOTE HELD FOR THE BENEFIT OF HIS DAUGHTER.

(7) INCLUDES 130,000 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST WITHIN 60 DAYS OF THE RECORD DATE.

(8) INCLUDES 95,000 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST WITHIN 60 DAYS OF THE RECORD DATE, 50,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS, 200,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF PREFERRED STOCK AND 50,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF CONVERTIBLE NOTES PURCHASED IN MARCH 2008.

(9) INCLUDES 55,000 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST WITHIN 60 DAYS OF THE RECORD DATE.

(10) INCLUDES 18,000 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST WITHIN 60 DAYS OF THE RECORD DATE.

(11) THE ADDRESS OF EACH OF THESE ENTITIES IS 8080 NORTH CENTRAL EXPRESSWAY, SUITE 210-LB 59, DALLAS, TX 75206-1857.

(12) INCLUDES 500,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF CONVERTIBLE NOTES PURCHASED IN OUR MARCH 2002 CONVERTIBLE NOTE PRIVATE PLACEMENT.

(13) NUMBERS ARE BASED ON INFORMATION OBTAINED FROM THE COMPLIANCE OFFICER OF THE BENEFICIAL OWNERS.

(14) INCLUDES 400,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF PREFERRED STOCK.

(15) NUMBERS ARE BASED ON FORM SC 13G - STATEMENT OF ACQUISITION OF BENEFICIAL OWNERSHIP BY INDIVIDUALS FILED BY THE BENEFICIAL OWNERS. THEIR ADDRESS IS HARE AND CO., SUBCUSTODIAN TO HERALD INVESTMENT TRUST, PLC, FAO: ARNOLD MUSELLA, 1 WALL STREET, NEW YORK, NY 10005.

(16) MR. TAYLOR IS A MANAGER OF SOPHROSYNE CAPITAL. NUMBERS ARE BASED ON INFORMATION OBTAINED FROM MR. TAYLOR. THE ADDRESS OF EACH OF THESE ENTITIES IS SOPHROSYNE CAPITAL, LLC, 45 ROCKEFELLER PLAZA, SUITE 2570, NEW YORK, NY 10111.

There has been no change in control of our Company since the beginning of its last fiscal year, and there are no arrangements known to us, including any pledge of securities of our Company, the operation of which may at a subsequent date result in a change in control of our Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 6, 2008, Mr. Kent Petzold, one of our directors, purchased a Convertible Redeemable Subordinated Note originally issued by iLinc Communications, Inc. and with an original principal balance of $50,000 (the "Note"), from a private investor. The Note is convertible into 50,000 shares of our Common Stock. The Note is convertible at the option of the holder unless earlier redeemed until March 29, 2012. The Note was acquired for $38,666.66 and the Note's terms were not modified as a part of the transaction.

On March 6, 2008, Dr. James Powers, our chairman of the Board, President and Chief Executive Officer, purchased a Convertible Redeemable Subordinated Note originally issued by iLinc Communications, Inc. and with an original principal balance of $50,000 (the "Note"), from a private investor. The Note is convertible into 50,000 shares of our Common Stock. The Note is convertible at the option of the holder unless earlier redeemed until March 29, 2012. The Note was acquired for $38,666.66 and the Note's terms were not modified as a part of the transaction. The Note was purchased for his mother's trust account (Helen H. Powers Revocable Living Trust) of which he is an advisor and a beneficiary.

                              CORPORATE GOVERNANCE

We are managed under the direction of our Board. Our restated certificate of incorporation provides for the classification of our Board of Directors into three classes. The term of office of the Class A directors expires at this annual meeting of our stockholders; the term of office of the Class B directors expires at our 2009 annual meeting of stockholders and the term of office of the Class C director expires at our 2010 annual meeting of stockholders. Two Class A nominees are nominated to be re-elected at this annual meeting to serve for a three-year term to last until the 2011 annual meeting of stockholders and until their successors are duly elected and have been qualified. The size of our Board is currently set to be five members, and we currently have five directors. During fiscal year 2008, our Board held four regular meetings, two special called meetings and acted by unanimous written consent on three occasions.

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee each of which was initially constituted on March 30, 1998. The members of the Audit, Nominating and Corporate Governance and Compensation Committees are not employees of our Company. During fiscal year 2008, four directors attended one hundred percent and one director attended eighty-three percent of the aggregate of the total number of Board meetings, three directors attended one hundred percent of the meetings of committees of the Board on which they served, and one director attended eighty-three percent of the meetings of committees of the Board on which he served. Our Board encourages, but does not require, directors to attend the annual meeting of stockholders. At our 2007 annual meeting, all members of the Board were present.

AUDIT COMMITTEE

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firms for the purpose of preparing or issuing an audit report or performing other audit review or attest services for our financial statements and acts on behalf of the Board in reviewing with the independent registered public accounting firm, the Chief Financial Officer and other corporate officers, various matters relating to the adequacy of our accounting policies and procedures and internal control over financial reporting and the scope of the annual audits by the independent registered public accounting firm. During the fiscal year 2008, the Audit Committee consisted of Mr. Collins (Chairman), Mr. Petzold, Mr. Flynn and Mr. Stull (with Mr. Stull resigning on July 1, 2007 and his position filled by Michael T. Flynn on July 1, 2007). The members of the Audit Committee are independent within the meaning of Section 121(A) of the American Stock Exchange's listing standards and federal securities laws. The Board has determined that Mr. James Collins is a financial expert as described in Item 407(d) of Regulation S-K and that each member of the Audit Committee is financially literate. During fiscal year 2008, the Audit Committee held five meetings. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter may be obtained from our Website located at www.iLinc.com, or upon written request to our Corporate Secretary at our principal executive offices located at 2999 North 44th Street, Suite 650, Phoenix, AZ 85018.

COMPENSATION COMMITTEE

The Compensation Committee is authorized to establish the general compensation policy for our officers and directors and annually reviews and establishes or makes recommendations to the entire Board regarding officers' salaries and bonuses and the general participation of all employees in employee benefit plans, including our Stock Compensation Plan. The Compensation Committee prepares reports that may be required by federal securities laws. The Compensation Committee sets performance goals and objectives for the Chief Executive Officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may retain the services of a compensation consultant and consider recommendations from our Chief Executive Officer with respect to goals and compensation of the other executive officers.

In April of 2007, the Chief Financial Officer of the Company on behalf of the Compensation Committee engaged the compensation consulting firm of Mercer & Co. The Compensation Committee engaged the consulting firm to review the existing compensation programs that had been in place for the senior management team over the past two years and provide to the Compensation Committee a report. The report described the median compensation levels and parameters of compensation for companies of a like size, market capitalization, employee base within the software industry sector. The analyst for the engaged consultant made recommendations to the Compensation Committee in his report concerning the appropriate dollar range of base pay and dollar range of monetary and non-monetary incentive awards. The analyst also provided in his report a comparison of the Company's existing compensation structure to those adopted by the comparable companies selected. In setting the base pay and incentive compensation structure for fiscal 2008, the Compensation Committee took into account the analysis and recommendations of the engaged compensation consultant.

The Compensation Committee assesses the information it receives in accordance with its business judgment. The Compensation Committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the Compensation Committee. During fiscal year 2008, the Compensation Committee consists of Mr. Petzold (Chairman) and Mr. Michael T. Flynn. During fiscal year 2008, the Compensation Committee held six meetings. The members of the Compensation Committee are (1) independent within the meaning of Section 121(A) of the American Stock Exchange's listing standards, (2) "non-employee directors" as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (3) "outside directors" as defined by Section 162(m) of the Internal Revenue Code. A copy of the Compensation Committee charter may be obtained from our Website located at www.iLinc.com, or upon written request to our Corporate Secretary at our principal executive offices located at 2999 North 44th Street, Suite 650, Phoenix, AZ 85018.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee, or Nominating Committee, is authorized to develop policies on the size and composition of the Board and criteria relating to candidate selection, propose to the Board a slate of director nominees for election at annual meetings of stockholders, propose candidates to fill vacancies on the Board and recommend board members to serve on the various committees of the Board. The members of the Nominating Committee are Mr. Robinson (Chairman), Mr. Collins and Mr. Petzold. During fiscal year 2008, the Nominating Committee held one meeting. The members of the Nominating Committee are independent within the meaning of Section 121(A) of the American Stock Exchange's listing standards. A copy of the charter of the Nominating Committee may be obtained from our Website located at www.iLinc.com, or upon written request to our Corporate Secretary at our principal executive offices located at 2999 North 44th Street, Suite 650, Phoenix, AZ 85018.

The Nominating Committee will consider nominees proposed by stockholders in accordance with guidelines for such consideration set forth in our bylaws.
Article II, Section 12 of our bylaws provides that persons nominated by stockholders shall be eligible for election as directors only if nominated in accordance with the following procedures. Such nominations shall be made pursuant to timely notice in writing to our Corporate Secretary. To be timely, a stockholder's notice shall be delivered to or mailed and received at our principal executive offices (2999 North 44th Street, Suite 650, Phoenix, AZ 85018) not less than 90 days nor more than 180 days prior to the earlier of the annual meeting or the one year anniversary of the prior year's annual meeting. Such stockholder's notice to the Corporate Secretary must set forth (a) as to the stockholder proposing to nominate a person for election or re-election as director, (i) the name and address of the nominator, (ii) the class and number of shares of our capital stock of which are beneficially owned by the nominator,
(iii) the name and address of any person with whom the nominator is acting in concert and their beneficial ownership of our capital stock, and (b) as to the nominee, (i) the information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act and (ii) a notarized affidavit executed by each such nominee to the effect that, if elected as a member of the Board, he will serve and that he is eligible for election as a member of the Board. They may require any proposed nominee to furnish such other information as they may reasonably require to determine the eligibility of such proposed nominee to serve as one of our directors.

The Nominating Committee has not developed specific, minimum qualifications that must be met by a committee recommended director. Neither has the Nominating Committee specified a particular set of qualities or skills one or more directors must possess other than the need for the Board to include at least one director who is a financial expert. The Nominating Committee does not currently utilize the services of any third party search firm to assist in the identification or evaluation of Board member candidates. The Nominating Committee may engage a third party to provide such services in the future, as it deems necessary or appropriate at the time in question. The Nominating Committee determines the required selection criteria and qualifications of director nominees based upon the needs of our Company at the time nominees are considered. A candidate must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibility within their chosen fields, and have the ability to quickly understand complex principles of, but not limited to, business and finance. Candidates with potential conflicts of interest or who do not meet independence criteria will be identified and disqualified. The Nominating Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through some other source. When current Board members are considered for nomination for reelection, the Nominating Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.

The Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above as well as the specific needs of our Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used for further evaluation. The Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the recommendation. The Nominating Committee met with Dr. Powers and Mr. Flynn concerning their continued appointment to the Board. The Nominating Committee recommended Dr. Powers and Mr. Flynn for nomination to the Board. No candidates for director nominations were submitted to the Nominating Committee by any stockholder in connection with the 2008 annual meeting.

CODE OF ETHICS

Our Board has adopted a Code of Ethics for our Company. While no code of conduct can replace the thoughtful behavior of an ethical director, officer or employee, we feel the Code of Ethics will, among other things, focus our board and management on areas of ethical risk, provide guidance in recognizing and dealing with ethical issues, provide mechanisms to report unethical conduct and generally help foster a culture of honesty and accountability. Any amendment or waiver of the Code of Ethics may only be made by the Board or an authorized committee of the Board. A copy of the Code of Ethics may be obtained from us by visiting our Website located at www.iLinc.com, or upon written request to our Corporate Secretary at our principal executive offices located at 2999 North 44th Street, Suite 650, Phoenix, AZ 85018. Any amendments to, or a waiver from, a provision of our Code of Ethics that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) and is required to be disclosed by the relevant rules and regulations of the SEC will be posted on our Website.

STOCKHOLDER COMMUNICATIONS

We and our Board welcome communications from our stockholders. Stockholders who wish to communicate with the Board, or one or more specified directors, may send an appropriately addressed letter to the Chairman of the Board, at 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication." All such letters should identify the author as a security holder, and, if the author desires for the communication to be forwarded to the entire Board or one or more specified directors, the author should so request, in which case the Chairman will arrange for it to be so forwarded unless the communication is irrelevant or improper. Concerns relating to accounting, internal control over financial reporting or auditing matters will be immediately brought to the attention of the chairman of the Audit Committee and handled in accordance with the Audit Committee's procedures established with respect to such matters.


                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

We compensate our management through a combination of base salary, annual incentive bonuses and long-term equity based awards which are designed to be competitive with those of a peer group which we have selected for comparative purposes and to align executive performance with the long-term interests of our stockholders. This section discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and narrative that follow.

OUR COMPENSATION COMMITTEE

Our Compensation Committee approves, implements and monitors all compensation and awards to executive officers including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table below, all of whom we refer to as the "named executive officers." The Committee's membership is determined by the Board of Directors and is composed of two non-management directors. The Committee has the authority to delegate any of its responsibilities to subcommittees as appropriate, but during fiscal 2008, the Committee did not delegate any of its responsibilities.

The Committee periodically approves and adopts, or makes recommendations to the Board for, compensation decisions (including the approval of grants of stock options to our named executive officers). Dr. Powers, the Chief Executive Officer, submits to the Compensation Committee his recommendations for salary adjustments and long-term equity incentive awards based upon his subjective evaluation of individual performance and his subjective judgment regarding each executive officer's salary and equity incentives, for each executive officer except himself. For more information on our Compensation Committee, please refer to the discussion under "Corporate Governance - Compensation Committee."

The Compensation Committee reviewed all components of compensation for our executive officers, including salary, target bonus, equity incentives, the dollar value to the executive and cost to our Company of all perquisites and all severance and change of control arrangements. Based on this review, the Compensation Committee determined that the compensation paid to our executive officers reflected our compensation goals and objectives.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our underlying philosophy in the development and administration of our annual and long-term compensation plans is to align the interests of senior management with those of our stockholders. Key elements of this philosophy are:

o Establishing compensation plans that deliver base salaries which are competitive with companies within our industry and within our peer group, that are also within our budgetary constraints and commensurate with our salary structure.
o Rewarding executive officers for outstanding performance particularly where such performance is reflected by an increase in total revenue, operating margin, or net income.
o Providing equity-based incentives for executive officers to ensure that they are motivated over the long-term to respond to our business challenges and opportunities as owners rather than just as employees.

ELEMENTS OF EXECUTIVE COMPENSATION

We compensate our management through a combination of base salary, annual incentive bonuses and long-term equity based awards which are designed to be competitive with those of a peer group which we have selected for comparative purposes and to align executive performance with the long-term interests of our stockholders.

Base Salary

The Compensation Committee seeks to keep base salary competitive. Base salaries for the Chief Executive Officer and the other executive officers are determined by the Compensation Committee based on a variety of factors. These factors include the nature and responsibility of the position, the expertise of the individual executive, the competitiveness of the market for the executive's services and, except in the case of his own compensation, the recommendations of the Chief Executive Officer. The Compensation Committee may also consider other judgmental factors deemed relevant by the Compensation Committee in determining base salary.

Annual Incentive Bonuses

In setting compensation, the Compensation Committee considers annual cash incentives based on Company performance to be an important tool in motivating and rewarding the performance of our named executive officers and other members of our senior leadership team. Performance-based cash incentive compensation is paid to our named executive officers and other members of our senior leadership team pursuant to our incentive bonus program. Those performance based targets are established at the discretion of our Board of Directors at the beginning of each fiscal year.

Our fiscal 2007 incentive cash bonus plan provides named executive officers, and other members of our senior leadership team consisting of each organizational vice president, with a potential cash bonus of between 15% and 35% of their annual base salary, depending upon their executive level (i.e., CEO, Sr. VP or VP). Performance-based cash incentive compensation payouts to participants were dependent upon our performance relative to a separate and independent revenue target and an operating income target. Our fiscal 2007 incentive cash bonus plan provided for an increasing target for each quarter during fiscal 2007. The bonus was earned using a cliff structure, meaning that if 100% of the target was achieved then the quarterly potential bonus was paid, but no bonus was paid if the revenue and/or operating income fell short of the target amount. There are no discretionary components to the payments under our incentive cash bonus program. We achieved the revenue and operating income target in the first quarter of fiscal 2007 and achieved only the operating income target in the second quarter of fiscal 2007.

Our fiscal 2008 incentive bonus plan provides named executive officers, and other members of our senior leadership team consisting of each organizational vice president, with a potential cash bonus of between 20% and 50% of their annual base salary, depending upon their executive level (i.e., CEO, Sr. VP or VP). If the minimum total revenue threshold is met then the cash bonus earned is 60% of the potential bonus amount. If the minimum total revenue is not met then no bonus is earned. If the intended "on budget" total revenue target is met then the cash bonus earned is 100% of the potential bonus amount. If the "stretch goal" total revenue target is met then the cash bonus earned is 125% of the potential bonus amount. Certain of the named executives have as an additional performance target, minimum levels of operating income, with a portion of their potential bonus subject to that additional requirement. If the "on budget" target is exceeded but not to the level of the "stretch goal" target, then the earned cash bonus is based upon the pro-rata proportion of the "stretch goal" target actually achieved. There are no discretionary components to the payments under our incentive bonus program.

Our fiscal 2009 incentive bonus plan provides named executive officers, and other members of our senior leadership team consisting of each organizational vice president, with a potential cash bonus of between 20% and 50% of their annual base salary, depending upon their executive level (i.e., CEO, Sr. VP or VP). If the minimum total revenue is not met then no bonus is earned. If the intended "on budget" total revenue target is met then the cash bonus earned is 100% of the potential bonus amount. If the "stretch goal" total revenue target is met then the cash bonus earned is 125% of the potential bonus amount. Our CEO has as an additional performance target requirement concerning minimum levels of operating income, with a portion of his potential bonus subject to that additional requirement. If the "on budget" target is exceeded but not to the level of the "stretch goal" target, then the earned cash bonus is based upon the pro-rata proportion of the "stretch goal" target actually achieved. There are no discretionary components to the payments under our incentive bonus program.

Long Term Equity Based Awards

We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. In 1997, our Board of Directors and the majority of our stockholders approved our incentive stock option plan. Our incentive stock option plan was amended and the plan as amended was approved by a majority of our stockholders at our 2005 annual meeting of stockholders. Under our incentive stock option plan 5,500,000 shares of common stock were approved for issuance to our employees, directors and consultants. The following awards may be granted under our incentive stock option plan: (1) options intended to qualify as incentive stock options under Section 422 of the Code, (2) non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences, and (3) restricted stock awards consisting of shares of common stock that are subject to a substantial risk of forfeiture (vesting) restriction for some period of time. Our incentive stock option plan was established to provide certain of our employees, including our executive officers, with incentives to help align those employees' interests with the interests of stockholders. The Compensation Committee, in consultation with our Board of Directors and the Chief Executive Officer, has the discretion to recommend the grant of options to purchase our common stock or restricted stock awards to eligible participants under our incentive stock option plan. The Compensation Committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals.

Perquisites

With limited exceptions, the Compensation Committee's policy is to provide benefits and perquisites to our executives that are substantially the same as, or similar to, those offered to our employees at or above the level of vice president. The perquisites that may be available to our senior level staff, in addition to those available to all employees, may include full family coverage of health insurance premiums and life insurance.

IMPACT OF REGULATORY REQUIREMENTS

In 1993, the federal tax laws were amended to limit the deduction a publicly-held company is allowed for compensation paid to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to constitute performance-based compensation for purposes of the tax law, stockholders must approve the performance measures. Since we do not anticipate that the compensation for any executive officer will exceed the $1 million threshold in the near term, stockholder approval necessary to maintain the tax deductibility of compensation at or above that level is not being requested. We will reconsider this matter if compensation levels approach this threshold, in light of the tax laws then in effect. We will consider ways to maximize the deductibility of executive compensation, while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent. Beginning on April 1, 2006, we began accounting for stock-based payments including its 2005 LTIP in accordance with the requirements of FASB Statement 123(R).

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the members of the Compensation Committee.

KENT PETZOLD, CHAIRMAN
MICHAEL T. FLYNN

                               COMPENSATION TABLES

SUMMARY COMPENSATION

The following table contains summary information concerning the total compensation earned during the fiscal years ended March 31, 2007 and March 31, 2008 by our Chief Executive Officer, Chief Financial Officer, a senior vice president and three other most highly compensated executive officers serving in this capacity as of March 31, 2007 and March 31, 2008 respectively, whose total compensation exceeded $100,000 for those fiscal years.

                   SUMMARY COMPENSATION TABLE FOR THE FISCAL YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2008

                                                                                          NON-EQUITY
                                                                   STOCK       OPTION     INCENTIVE
                                                                   AWARDS      AWARDS        PLAN        ALL OTHER
   NAME AND PRINCIPAL        FISCAL     SALARY        BONUS         (1)         (1)      COMPENSATION  COMPENSATION   TOTAL
        POSITION              YEAR        ($)          ($)          ($)         ($)         ($) (2)       ($) (3)      ($)
-----------------------   ----------  ----------  ------------  ----------  -----------  ------------  ------------  ---------

James M. Powers, Jr.          2007     $234,796     $     --     $ 40,500     $  5,584     $ 29,400     $ 10,425     $320,705
   Chairman, President
   and Chief Executive        2008      240,000           --       41,088       11,601       33,675       11,455      337,820
   Officer

James L Dunn, Jr.             2007      166,836           --           --        2,482       15,312        2,315      186,945
   Senior Vice
   President, Chief           2008      175,000           --          175        7,807       15,886        2,771      201,638
   Financial Officer and
   General Counsel

Gary L. Moulton               2007      153,198           --           --        1,241        5,000        1,638      161,076
   Senior Vice President
   of Audio Services          2008      160,000           --           --        3,586       16,013        2,640      182,240

Mark Yeager                   2007      134,195           --           --        1,241        9,800           --      145,236
   Vice President of
   Marketing                  2008      150,000           --           58        4,034       11,672           --      165,765

Jason Walker                  2008      150,000       12,500           58       17,516       20,750        1,387      202,212
   Vice President of
   Sales

Frank X. Gartland             2008      140,000       00,000           58        7,662        9,078          888      157,687
   Vice President of
   Product and Technology

---------------
(1) These amounts represent the dollar amount of compensation cost we recognized during fiscal 2007 and fiscal 2008 for awards granted to the named executive officers based on the grant date fair value the awards in accordance with SFAS 123(R). See note 12 to our audited financial statements for fiscal 2007 and fiscal 2008 for assumptions used in determining compensation expense on options granted in accordance with SFAS 123R.
(2) The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned by each executive officer for fiscal 2007 and 2008 performance under our fiscal 2007 and 2008 incentive bonus plan.
(3) Amounts include the employer matching portion accrued from the Company's 401(k) plan and auto expense reimbursement.

PLAN-BASED EQUITY AND NON-EQUITY AWARDS

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information concerning plan-based awards granted to our named executive officers during the fiscal year ended March 31, 2007 and March 31, 2008 pursuant to our management incentive compensation plan.

           GRANTS OF PLAN-BASED AWARDS TABLE FOR THE FISCAL YEAR ENDED MARCH 31, 2007 AND MARCH 31, 2008

                                                                                                   ALL OTHER   ALL OTHER
                                                                                                    STOCK       OPTION
                                                                                                    AWARDS:     AWARDS:    EXERCISE
                                   PAYOUTS UNDER NON-EQUITY        ESTIMATED FUTURE PAYOUTS UNDER  NUMBER OF   NUMBER OF    OR BASE
                                     INCENTIVE PLAN AWARDS          EQUITY INCENTIVE PLAN AWARDS   SHARES OF   SECURITIES   PRICE OF
                               --------------------------------   -------------------------------    STOCK     UNDERLYING    OPTION
                      GRANT    THRESHOLD     TARGET     MAXIMUM   THRESHOLD    TARGET    MAXIMUM    OR UNITS     OPTIONS     AWARDS
        NAME           DATE       ($)         ($)         ($)        (#)        (#)        (#)        (#)          (#)      ($/SH)
------------------------------------------------------------------------------------------------------------------------------------
James M. Powers, Jr.  April       -0-      $29,400        -0-        -0-        -0-        -0-        -0-          -0-        -0-
                      2006
                      April     $43,200     $120,000   $150,000      -0-        -0-        -0-        -0-          -0-        -0-
                      2007
                      March     $43,200     $120,000   $150,000      -0-        -0-        -0-      500,000      500,000     $0.28
                      2008                                                                                       30,000      $0.59

James L. Dunn, Jr.    April       -0-        15,312       -0-        -0-        -0-        -0-        -0-          -0-        -0-
                      2006
                      April      36,750      61,250     76,563       -0-        -0-        -0-        -0-          -0-        -0-
                      2007
                      March      36,750      61,250     76,563       -0-        -0-        -0-      150,000      150,000     $0.28
                      2008                                                                                       20,000      $0.59

Gary L. Moulton (1)   April       -0-        5,000        -0-        -0-        -0-        -0-        -0-          -0-        -0-
                      2006
                      April      16,800      56,000     70,000       -0-        -0-        -0-        -0-          -0-        -0-
                      2007
                      March      16,800      56,000     70,000       -0-        -0-        -0-        -0-        20,000      $0.59
                      2008

Mark Yeager           April                                          -0-        -0-        -0-        -0-          -0-        -0-
                      2006
                      April                                          -0-        -0-        -0-        -0-          -0-        -0-
                      2007
                      April                                          -0-        -0-        -0-       50,000      50,000      $0.28
                      2008                                                                                       20,000      $0.59

Jason Walker          April      48,000      80,000     100,000      -0-        -0-        -0-        -0-        100,000     $0.75
                      2007
                      March      48,000      80,000     100,000      -0-        -0-        -0-       50,000      50,000      $0.28
                      2008                                                                                       20,000      $0.59

Frank X. Gartland     April      21,000      35,000     43,750       -0-        -0-        -0-        -0-          -0-        -0-
                      2007
                      March      21,000      35,000     43,750       -0-        -0-        -0-       50,000      50,000      $0.28
                      2008                                                                                       50,000      $0.72
                                                                                                                 10,000      $0.59

(1) Mr. Moulton's employment agreement will be terminated without cause by mutual agreement on December 31, 2008, with the payment of twelve months of severance that will be commensurate with our sale of our audio conferencing assets and the closing of our Utah offices.

EMPLOYMENT AGREEMENTS

We are party to employment agreements with Dr. Powers and Mr. Dunn. Mr. Dunn is an officer of our Company, and Dr. Powers is also Chairman of the Board of Directors. Each of these agreements provides for an annual base salary in an amount not less than the initial specified amount and entitles the employee to participate in all of our compensation plans. Each agreement establishes a base annual salary and provides the eligibility for an annual award of bonuses based on the management incentive compensation plan (as adopted and amended by the Compensation Committee of the Board of Directors from year to year), and is subject to our right to terminate their respective employment at any time without cause. Dr. Powers' and Mr. Dunn's employment agreements provide for continuous employment for a one-year term that renews automatically unless otherwise terminated. Mr. Dunn's employment agreement permits him to work outside the corporate offices and he relocated to Houston in June of 2005. Each of the foregoing agreements contains a covenant limiting competition with our Company for one year following termination of employment. These employment agreements also contain termination and change of control provisions which are discussed in more detail in "Potential Payments Upon Termination or Change in Control." We are also a party to an employment agreement with Mr. Moulton but that employment agreement will be terminated without cause by mutual agreement on December 31, 2008, with the payment of twelve months of severance that is commensurate with our sale of our audio conferencing assets and the closing of our Utah offices.

OUTSTANDING EQUITY AWARDS

The following table sets forth certain information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of March 31, 2008.

                   OUTSTANDING EQUITY AWARDS AT MARCH 31, 2008

                                            OPTION AWARDS
                    ------------------------------------------------------------
                                                 EQUITY
                                                INCENTIVE
                                                  PLAN
                                                 AWARDS:
                    NUMBER OF    NUMBER OF     NUMBER OF
                    SECURITIES   SECURITIES    SECURITIES
                    UNDERLYING   UNDERLYING    UNDERLYING
                    UNEXERCISED  UNEXERCISED   UNEXERCISED  OPTION
                      OPTIONS      OPTIONS      UNEARNED    EXERCISE    OPTION
                        (#)          (#)         OPTIONS     PRICE    EXPIRATION
        NAME        EXERCISABLE  UNEXERCISABLE     (#)        ($)        DATE
--------------------------------------------------------------------------------
James M. Powers, Jr.      8,124        21,876      -0-       $0.59    8/24/2017
                              0       500,000      -0-       $0.28    3/17/2018
James L. Dunn, Jr.        5,416        14,584      -0-       $0.59    8/24/2017
                              0       150,000      -0-       $0.28    3/17/2018
Gary L. Moulton           5,416        14,584      -0-       $0.59    8/24/2017
Mark Yeager               5,416        14,584      -0-       $0.45    8/24/2017
                              0        50,000      -0-       $0.28    3/01/2018
Jason Walker              5,416        14,584      -0-       $0.59    8/24/2017
                              0        50,000      -0-       $0.28    3/17/2018
Frank Gartland           15,625        34,375      -0-       $0.72    6/01/2017
                          2,708         7,292      -0-       $0.59    8/24/2017
                              0        50,000      -0-       $0.28    3/17/2018

OPTION EXERCISES AND STOCK VESTED

There were no exercises of stock options by the named executive officers during fiscal 2008.

PENSION BENEFITS

We do not sponsor any pension benefit plans and none of the named executive officers contributes to such a plan.

NON-QUALIFIED DEFERRED COMPENSATION

We do not sponsor any non-qualified defined compensation plans or other non-qualified deferred compensation plans and none of the named executive officers contributes to any such plans.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Under each of the employment agreements with Dr. Powers, Mr. Dunn, and Mr. Moulton, if we terminate the employee's employment without cause (as therein defined), the employee will be entitled to a payment equal to 12 months' salary. Additionally, Dr. Powers' and Mr. Dunn's employment agreements provide for a severance payment equal to 12 months' salary in the event of termination of employment commensurate with a "change in control" of our Company (as defined therein), except that should Mr. Dunn obtain employment with the successor organization in a comparable position, then we will not be responsible for the severance payment. The table below contains certain information concerning termination and change in control payments as if the event occurred on March 31, 2008 for Messrs. Powers, Dunn and Moulton.

                                                   BEFORE CHANGE     AFTER CHANGE
                                                     IN CONTROL       IN CONTROL
                                                   -------------     ------------
                                                  TERMINATION W/O     TERMINATION W/O    VOLUNTARY      DEATH /    CHANGE IN
NAME                       TYPE OF BENEFIT             CAUSE              CAUSE         TERMINATION    DISABILITY   CONTROL
----------------------------------------------------------------------------------------------------------------------------
James M. Powers, Jr.        Severance pay             $240,000          $240,000        $      -     $      -      $240,000
                                   Option               86,067            86,067               -            -        86,067
James M. Powers, Jr.         acceleration
James L. Dunn, Jr.          Severance pay              175,000           175,000               -            -       175,000
                                   Option               31,327            31,327               -            -        31,327
James L. Dunn, Jr.           acceleration
Gary L. Moulton             Severance pay              160,000                 -               -            -             -
                                   Option                    -                 -               -            -         2,786
Gary L. Moulton              acceleration

COMPENSATION OF DIRECTORS

All compensation paid to our directors is limited to our non-employee directors. We use a combination of cash and stock-based incentive compensation to attract and retain qualified individuals to serve on the Board. Directors who are employees of our Company do not receive additional compensation for serving as directors. Each director who is not an employee of our Company receives a fee of $3,000 for attendance at each regular Board meeting and $1,000 for each committee meeting (unless held on the same day as a Board meeting). The Chairman of the Audit Committee receives $3,000 per quarter, but no other chairman of a committee receives compensation as chairman. All of our directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or committees thereof, and for other expenses incurred in their capacity as directors of our Company. Under our incentive stock option plan each non-employee director is eligible to receive non-qualified options to purchase shares of our common stock. Each newly elected non-employee director automatically is granted non-qualified options to purchase 25,000 shares of our common stock on the date that the person first becomes a director. The vesting for the initial grant of 25,000 is 10,000 vested immediately on the date of grant with 5,000 shares of the remaining shares vesting on the date of subsequent annual meetings of stockholders each year from year to year until fully vested. Thereafter, each non-employee director each year automatically is granted non-qualified options to purchase 20,000 shares of our common stock on the date of our annual meeting of stockholders. Each option has an exercise price per share equal to the fair market value of our common stock on the date of grant. All the options granted to the non-employee directors have a term of ten years and options granted after the initial grant are fully exercisable on the date of grant.

The following table sets forth a summary of compensation for fiscal year ended March 31, 2008 that we paid to each director. We do not sponsor a pension benefits plan, a non-qualified deferred compensation plan or a non-equity incentive plan for our directors; therefore, these columns have been omitted from the following table. Except for reimbursement of travel expenses to attend board and committee meetings, no other or additional compensation for services were paid to any of the directors.

      DIRECTOR COMPENSATION TABLE FOR THE FISCAL YEAR ENDED MARCH 31, 2008


                               FEES EARNED       OPTION
                               OR PAID IN        AWARDS    ALL OTHER
                                CASH (1)          (2)     COMPENSATION    TOTAL
           NAME                    ($)            ($)          ($)         ($)
--------------------------------------------------------------------------------
Michael  T. Flynn                 16,000         5,229          -         21,229
James H. Collins                  28,000         5,898          -         33,898
Daniel T. Robinson, Jr.           13,000         5,898          -         18,898
Kent Petzold                      23,000         5,898          -         28,898
Craig W. Stull                     6,000           319          -          6,319
------------------
(1) This column represents the amounts earned by each director and accordingly accrued as expense during fiscal 2008.
(2) These amounts represent the dollar amount of compensation cost we recognized during the fiscal year ended 2008 for awards granted during the fiscal year ended 2008 based on the grant date fair value of the directors' option awards in accordance with SFAS 123(R). See Note 12 to our financial statements for assumptions used in determining compensation expense on options granted in accordance with SFAS 123(R).

The following amounts represent the total outstanding option awards at March 31, 2007 and March 31, 2008 for each of our non-employee directors (exclusive of Dr. Powers whose information as an employee may be found elsewhere in this proxy statement.)

                                            2007          2008
                                           OPTION        OPTION
         NAME                              AWARDS        AWARDS
         -------------------------------------------------------
         Michael T. Flynn                      -0-       28,000
         James H. Collins                  110,000      130,000
         Daniel T. Robinson, Jr.           110,000      130,000
         Kent Petzold                       75,000       95,000
         Craig W. Stull                     60,000       55,000

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of the end of fiscal 2008 with respect to shares of our common stock that may be issued under our equity compensation plans (Incentive Stock Option Plan) as of the end of fiscal 2008:

                                                                                        NUMBER OF SECURITIES REMAINING
                                  NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE         AVAILABLE FOR FUTURE ISSUANCE
                                  BE ISSUED UPON EXERCISE       EXERCISE PRICE OF       UNDER EQUITY COMPENSATION PLANS
                                  OF OUTSTANDING OPTIONS     OUTSTANDING OPTIONS AND   (EXCLUDING THOSE ASSOCIATED WITH
PLAN CATEGORY                           AND RIGHTS                   RIGHTS                  OUTSTANDING OPTIONS)
-----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders             5,007,764                    $0.85                         233,213

Equity compensation plans not                -                          -                              -
approved by security holders

Total                                    5,007,764                    $0.85                         233,213

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serves, or has served during the past year, as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, executive officers and beneficial owners of more than 10% of our outstanding shares to file with the SEC reports regarding changes in their beneficial ownership of shares in our Company. Those who own 10% or more of our outstanding shares have been identified in the Security Ownership of Certain Beneficial Owners and Management as well as on file with the SEC.

Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all of our directors, officers, or beneficial owners of more than 10% of any class of our equity securities during fiscal year 2008 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

                              STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals for inclusion in our proxy materials relating to the next annual meeting of stockholders must be received by us on or before March 6, 2009.

In addition, a stockholder may bring business before the 2009 annual meeting or may submit nominations for election as a director at that meeting if the stockholder complies with the requirements specified in our bylaws. The requirements for nominations for director and stockholder proposals include: (i) providing written notice to our principal executive offices at least 90 and not more than 180 days prior to the annual meeting or the corresponding date for the 2009 annual meeting; and (ii) supplying the additional information listed in
Article II, Section 11 of our bylaws (in the case of stockholder proposals) and
Article II, Section 12 of our bylaws (in the case of director nominations).

                         2008 ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2008 WAS FILED ELECTRONICALLY WITH THE SEC AND IS AVAILABLE ON THE COMPANY'S WEBSITE. STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K MAY EITHER VISIT THE COMPANY'S WEBSITE AT WWW.ILINC.COM OR MAY ADDRESS A WRITTEN REQUEST TO iLINC COMMUNICATIONS, INC., 2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA, 85018. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                                 OTHER BUSINESS

As of the date of this proxy statement, management was not aware of any business not described above that would be presented for consideration at the annual meeting. If any other business properly comes before the annual meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board.

/s/ James L. Dunn, Jr.
----------------------
James L. Dunn, Jr.
Sr. Vice President and Chief Financial Officer

July 3, 2008
Phoenix, Arizona

ILINC
COMMUNICATIONS
2999 N. 44TRI STREET SUITE 650
PHOENIX, AZ 85018



                           VOTE BY MAIL
                           Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to Communications, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]       ILINC1
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
================================================================================
iLINC COMMUNICATIONS, INC.


   Vote on Directors

   (1) Election of Class A Directors:

        Nominees:                                  FOR
        la. James M. Powers, Jr.                   [ ]

        lb. Michael T. Flynn                       [ ]


   Vote on Proposals

                                                           For  Against  Abstain

   (2)      Approval and Ratification of the Appointment   [ ]     [ ]     [ ]
            of Moss Adams UP as the Company's
            Independent Registered Public Accounting
            Firm for fiscal 2009.

   (3)      In their discretion, the proxies are           [ ]     [ ]     [ ]
            authorized to vote upon such other business as may properly come before the Meeting.


The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.



                                                            [LABEL]


Please complete, date and sign exactly as your name appears herein. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add YOUR title.

_______________________________________    _____________________________________

_______________________________________    _____________________________________
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners)        Date

================================================================================

================================================================================
                           ILINC COMMUNICATIONS, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018



                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 15, 2008


The undersigned hereby appoints James M. Powers, Jr. and James L. Dunn, Jr., or either of them, proxies for the undersigned, each with full power of substitution, to vote all shares of common stock of iLinc Communications, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders (the "Meeting") to be held on August 15, 2008, at 9:00 a.m., local time, at the Company's offices, 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018 and at any and all adjournments thereof for the purposes shown on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE TO BROADRIDGE FINANCIAL SOLUTIONS, INC., 51 MERCEDES WAY, EDGEWOOD, NY 11717 AS AGENT FOR THE COMPANY OR TO THE COMPANY AT 2999 N. 44th STREET, SUITE 650, PHOENIX, ARIZONA 85018. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                      PLEASE DATE AND SIGN ON REVERSE SIDE.

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